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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 File No. 333-30717, Form S-8 File No. 333-29989 and Form S-3 File No. 333-60457.


/s/ ARTHUR ANDERSEN

Vienna, VA
March 30, 2001